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                                                   CONSECO STRATEGIC INCOME FUND

                                                                   June 30, 2002

                                                                  --------------
                                                                   Annual Report
                                                                  --------------

CONSECO STRATEGIC INCOME FUND                          Annual Shareholder Report
================================================================================

PORTFOLIO MANAGERS' REVIEW                                         June 30, 2002


HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?

As measured by the change in price, the Conseco Strategic Income Fund returned -7.60% (assuming reinvestment of dividends) for the year ended June 30, 2002. As measured by the change in net asset value, the Conseco Strategic Income Fund returned -5.44% (assuming reinvestment of dividends) for the year ended June 30, 2002. This performance compares to -4.36% for the Merrill Lynch Master II Index (the "Index") and -3.08% for the Merrill Lynch Master I Index.(1)

WHAT CAUSED THE VARIANCE IN PERFORMANCE BETWEEN THE FUND AND ITS BENCHMARK?

The performance variance between the Fund and the Index was due to the use of leverage in the Fund. In "down markets," which we are currently facing, the use of leverage may negatively impact performance. Conversely, in "up markets," the use of leverage may positively impact performance.

WHICH PORTFOLIO HOLDINGS MOST ENHANCED THE FUND'S PERFORMANCE?

Positive contributions to the Fund were derived from holding securities in the general industrial segment of the market. Crown Cork & Seal Co., Inc., The William Carter Company, U.S. Industries, Inc., Vail Resorts, Inc. and Laidlaw, Inc. all made material positive return impacts to the Fund.

WHICH HOLDINGS DETRACTED FROM PERFORMANCE?

Fund holdings within the telecommunications and cable sectors most negatively impacted performance during the period. Our holdings in the telecommunications space, including Alamosa Delaware, Inc., Rural Cellular Corp., Allegiance Telecom, Inc. and XO Communications, Inc., negatively impacted performance. The cable sector was also weaker during the year, resulting in declines to our investments in Cablevision Systems Corp. and Charter Communications, Inc. Additionally, the telecommunications equipment suppliers, Lucent Technologies, Inc. and Nortel Networks, were weaker during this same period.

WHAT IS YOUR OUTLOOK FOR THE NEXT FISCAL YEAR?

The market continues to be driven more by fear than rational fundamental analysis. As a result, it is difficult to determine when investor sentiment will change and securities will begin to trade at levels more consistent with their "fundamentals." Over the next twelve to eighteen months, we are optimistic on the improved performance of the overall market. We continue to see value in certain pockets of the market and believe fundamentals will ultimately prevail. As a result, we are opportunistically adding to portfolio holdings where we believe there is a disconnect between the company's fundamentals and current trading levels.

Robert L. Cook, CFA
Vice President
Portfolio Manager
Conseco Capital Management, Inc.

R. Anthony Jasinski, Jr., CFA
Vice President
Portfolio Manager
Conseco Capital Management, Inc.


----------
(1) Past performance is no guarantee of future results. Your investment return and principal will fluctuate and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes. The Merrill Lynch High Yield ("MLHY") Index is representative of the high-yield area with the following restrictions: Issues must be in the form of publicly places, nonconvertible, coupon-bearing U.S. domestic debt, and must carry a term to maturity of at least one year; par amounts outstanding must not be less than $10 million at the start and the close of the performance measurement period; and issues must be rated by Standard & Poor's or Moody's as less than investment grade (i.e. BBB or Baa) but not in default (i.e. DDD1 or less). The MLHY Index excludes floating-rate debt, equipment trust certificates, and Title 11 securities. On January 1, 2002, the benchmark was changed to the MLHY Master II Index from the MLHY Index. The Fund actively invests in, and currently holds, discount notes and preferred securities. The benchmark change was made because the MLHY Index does not include discount notes or preferred securities, while the MLHY Master II Index includes these securities.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND

   R. Anthony Jasinski, CFA and Robert L. Cook, CFA are the Fund's portfolio managers. Mr. Jasinski came to Conseco Capital Management, Inc. ("CCM") from PPM America where he was a managing director and co-head of fixed-income trading. He is a vice president at CCM and shares the responsibility for managing this Fund. In addition, he comanages over $3.0 billion in other high-yield portfolios. Mr. Cook joined CCM in 1994, as a fixed-income analyst in the high-yield arena. In addition to comanaging this fund, he is Director of Research and senior fixed-income securities analyst at CCM.
--------------------------------------------------------------------------------

================================================================================

                          CONSECO STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002

   SHARES OR
PRINCIPAL AMOUNT                                                                                                          VALUE
----------------                                                                                                      ------------
CORPORATE BONDS (133.1%) (A)

AMUSEMENT AND RECREATION SERVICES (7.5%)
$  725,000   Boca Resorts, Inc., 9.875%, due 04/15/2009 (g).........................................................  $   754,000
   900,000   Six Flags, Inc., 8.875%, due 02/01/2010, (b) Cost--$896,796; Acquired--02/01/2002 (g)..................      900,000
   740,000   Trump Atlantic City Associates, 11.250%, due 05/01/2006................................................      560,550
 1,075,000   Vail Resorts, Inc., 8.750%, due 05/15/2009 (g) ........................................................    1,080,375
   690,000   Venetian Casino, 11.000%, due 06/15/2010, (b) Cost--$690,000; Acquired--05/22/2002.....................      697,762
                                                                                                                      -----------
                                                                                                                        3,992,687
                                                                                                                      -----------
APPAREL AND OTHER FINISHED PRODUCTS (1.8%)
    855,000  The William Carter, Co., Series B, 10.875%, due 08/15/2011 (g).........................................      940,500
                                                                                                                      -----------
BUSINESS SERVICES (3.9%)
    960,000  Coinmach Corp., 9.000%, due 02/01/2010, (b) Cost--$960,000; Acquired--01/17/2002 (g)...................      979,200
  1,095,000  Universal Hospital Services, Inc., 10.250%, due 03/01/2008 (g).........................................    1,100,475
                                                                                                                      -----------
                                                                                                                        2,079,675
                                                                                                                      -----------
CABLE AND OTHER PAY TELEVISION SERVICES (3.7%)
    800,000  American Tower Corp., 5.000%, due 02/15/2010...........................................................      355,000
    640,000  Charter Communications Holdings LLC, STEP (c) 0.000%/11.750%, due 01/15/2010 (g).......................      291,200
  2,080,000  Charter Communications Holdings LLC, STEP (c) 0.000%/12.125%, due 01/15/2012...........................      665,600
  1,485,000  Insight Communications Co., Inc., STEP (c) 0.000%/12.250%, due 02/15/2011(g)...........................      645,975
                                                                                                                      -----------
                                                                                                                        1,957,775
                                                                                                                      -----------
CHEMICALS AND ALLIED PRODUCTS (7.0%)
    640,000  Athena Neuro LLC, 7.250%, due 02/21/2008 (g)...........................................................      553,720
    685,000  Elizabeth Arden, Inc., Series B, 11.750%, due 02/01/2011 (g)...........................................      705,550
    345,000  Huntsman ICI Chemicals, 10.125%, due 07/01/2009........................................................      310,500
    345,000  Huntsman ICI Chemicals, 0.000%, due 12/31/2009 (h).....................................................       84,525
    190,000  Lyondell Chemical Co., 10.875%, due 05/01/2009.........................................................      169,100
    515,000  Lyondell Chemical Co., 11.125%, due 07/15/2012.........................................................      513,712
  1,120,000  Polyone Corp., 8.875%, due 05/01/2012, (b) Cost--$1,109,886; Acquired--04/18/2002 (g)..................    1,157,479
  1,000,000  Styling Technology Corp., 10.875%, due 07/01/2008 (e)(f)...............................................          100
    320,000  Witco Corp., 6.875%, due 02/01/2026....................................................................      244,230
                                                                                                                      -----------
                                                                                                                        3,738,916
                                                                                                                      -----------
COMMUNICATIONS SERVICES (3.1%)
  1,080,000  Echostar DBS Corp., 9.375%, due 02/01/2009 (g).........................................................    1,004,400
  1,000,000  Spectrasite Holdings, Inc., STEP (c) 0.000%/11.250%, due 04/15/2009....................................      265,000
  1,600,000  Spectrasite Holdings, Inc., Series B, STEP (c) 0.000%/12.875%, due 03/15/2010..........................      392,000
                                                                                                                      -----------
                                                                                                                        1,661,400
                                                                                                                      -----------
EATING AND DRINKING PLACES (2.7%)
    695,000  Advantica Restaurant Group, Inc., 11.250%, due 01/15/2008..............................................      546,444
    820,000  Avado Brands, Inc., 11.750%, due 06/15/2009 (e)(f).....................................................      110,700
    775,000  Yum! Brands, Inc., 7.700%, due 07/01/2012..............................................................      778,875
                                                                                                                      -----------
                                                                                                                        1,436,019
                                                                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

                                                              2002 Annual Report
================================================================================

                          CONSECO STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002

   SHARES OR
PRINCIPAL AMOUNT                                                                                                          VALUE
----------------                                                                                                      ------------
ELECTRIC, GAS, AND SANITARY SERVICES (6.0%)
 $  660,000  AES Corp., 8.750%, due 06/15/2008......................................................................  $   425,700
    450,000  Allied Waste Industries, Inc., Series B, 7.875%, due 01/01/2009 (g)....................................      434,250
    640,000  Browning-Ferris, 7.400%, due 09/15/2035................................................................      505,148
    800,000  Calpine Corp., 8.750%, due 07/15/2007..................................................................      564,000
    500,000  GNI Group, Inc., Series B, 10.875%, due 07/15/2005 (e)(f)..............................................       12,500
    630,000  Tennessee Gas Pipeline, 7.000%, due 10/15/2028.........................................................      567,809
    725,000  Western Resources, Inc., 8.500%, due 07/01/2022 (g)....................................................      676,469
                                                                                                                      -----------
                                                                                                                        3,185,876
                                                                                                                      -----------
ELECTRICAL, OTHER ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (16.1%)
    500,000  Advanced Lighting Techs, 8.000%, due 03/15/2008........................................................      315,000
  1,320,000  Alamosa PCS Holdings, Inc., STEP (c) 0.000%/12.875%, due 02/15/2010....................................      204,600
  1,280,000  Celestica, Inc., 0.000%, due 08/01/2020 (g)(h).........................................................      545,600
    780,000  Juno Lighting, Inc., 11.875%, 07/01/2009 (g)...........................................................      807,300
  1,050,000  Liberty Media Corp., 8.250%, due 02/01/2030 (g)........................................................      981,151
    960,000  Lucent Technologies, Inc., 6.450%, due 03/15/2029 (g)..................................................      499,200
    850,000  Mission Energy Holdings, 13.500%, due 07/15/2008 (g)...................................................      858,500
  1,055,000  Nortel Networks Ltd., 6.125%, due 02/15/2006 (g).......................................................      606,625
    640,000  Northern Telecom Corp., 6.875%, due 09/01/2023.........................................................      323,200
    765,000  Remington Product Co., LLC, Series D, 11.000%, due 05/15/2006..........................................      589,050
  1,270,000  Solectron Corp., 0.000%, due 05/08/2020 (g)(h).........................................................      746,125
  1,127,000  Telecorp PCS, Inc., STEP (c) 0.000%/11.625%, due 04/15/2009 (g)........................................      862,155
    488,000  Telecorp PCS, Inc., 10.625%, due 07/15/2010 (g)........................................................      458,720
    320,000  Tyco International Group, 6.375%, due 10/15/2011 (g)...................................................      245,437
    720,000  Tyco International Group, 6.875%, due 01/15/2029.......................................................      512,359
                                                                                                                      -----------
                                                                                                                        8,555,022
                                                                                                                      -----------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY AND TRANSPORTATION EQUIPMENT (2.7%)
    480,000  Crown Castle International Corp., 9.375%, due 08/01/2011...............................................      304,800
    780,000  Crown Cork & Seal Co., Inc., 7.375%, due 12/15/2026....................................................      460,200
    690,000  H&E Equipment, 11.125%, due 06/15/2012, (b) Cost--$684,915; Acquired--06/03/2002 (g)...................      658,950
                                                                                                                      -----------
                                                                                                                        1,423,950
                                                                                                                      -----------
FOOD AND KINDRED PRODUCTS (4.3%)
    960,000  B&G Foods, Inc., 9.625%, due 08/01/2007, (b) Cost--$948,096; Acquired--03/04/2002 (g)..................      988,800
    640,000  Burns Philp Cap Ltd., 9.750%, due 07/15/2012, (b) Cost--$640,000; Acquired--06/14/2002.................      636,800
    870,000  Eagle Family Foods Co., Series B, 8.750%, due 01/15/2008...............................................      665,550
                                                                                                                      -----------
                                                                                                                        2,291,150
                                                                                                                      -----------
HEALTH SERVICES (7.4%)
  1,000,000  Hanger Orthopedic Group, 10.375%, due 02/15/2009, (b) Cost--$1,000,000; Acquired--02/08/2002 (g).......    1,045,000
    470,000  HEALTHSOUTH Corp., 10.750%, due 10/01/2008 (g).........................................................      521,700
    810,000  Iasis Healthcare Corp., 13.000%, due 10/15/2009 (g)....................................................      854,550
    840,000  Res-Care, Inc., 10.625%, due 11/15/2008, (b) Cost--$840,000; Acquired--11/09/2001 (g)..................      781,200

   The accompanying notes are an integral part of these financial statements.

================================================================================

                          CONSECO STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002

   SHARES OR
PRINCIPAL AMOUNT                                                                                                          VALUE
----------------                                                                                                      ------------
HEALTH SERVICES (CONTINUED)
 $  710,000  Rotech Healthcare, Inc., 9.500%, due 04/01/20012, (b) Cost--$710,000; Acquired--03/15/2002 (g).........  $   727,750
                                                                                                                      -----------
                                                                                                                        3,930,200
                                                                                                                      -----------
HOLDING AND OTHER INVESTMENT OFFICES (1.5%)
    850,000  IPC Acquisition Corp., 11.500%, due 12/15/2009, (b) Cost--$850,000; Acquired--12/14/2001...............      820,250
                                                                                                                      -----------
HOTELS, OTHER LODGING PLACES (1.8%)
  1,000,000  HMH Properties, Inc., Series B, 7.875%, due 08/01/2008 (g).............................................      957,500
                                                                                                                      -----------
INDUSTRIAL AND COMMERCIAL MACHINERY AND COMPUTER EQUIPMENT (2.6%)
  1,135,000  Cummins Engine, Inc., 5.650%, due 03/01/2098 (g).......................................................      714,453
  2,100,000  Dictaphone Corp., 11.750%, due 08/01/2005 (e)(f).......................................................      147,000
    660,000  Unova, Inc., 7.000%, due 03/15/2008....................................................................      495,000
                                                                                                                      -----------
                                                                                                                        1,356,453
                                                                                                                      -----------
INSURANCE CARRIERS (1.0%)
    810,000  Fairfax Financial Holdings Ltd., 7.375%, due 04/15/2018 (g)............................................      533,743
                                                                                                                      -----------
LEATHER AND LEATHER PRODUCTS (1.3%)
    875,000  Samsonite Corp., 10.750%, due 06/15/2008...............................................................      708,750
                                                                                                                      -----------
LUMBER AND WOOD PRODUCTS EXCEPT FURNITURE (1.7%)
  1,110,000  Georgia-Pacific Corp., 7.750%, due 11/15/2029 (g)......................................................      921,918
                                                                                                                      -----------
MEASURING AND CONTROLLING DEVICES (1.4%)
    775,000  Quebecor Media, Inc., 11.125%, due 07/15/2011 (g)......................................................      767,250
                                                                                                                      -----------
METAL FORGINGS AND STAMPINGS (1.3%)
  1,020,000  Park-Ohio Industries, Inc., 9.250%, due 12/01/2007 (g).................................................      698,700
                                                                                                                      -----------
METAL MINING (1.8%)
    700,000  Great Central Mines, 8.875%, due 04/01/2008 (g)........................................................      718,375
    875,000  Murrin Murrin Holdings, 9.375%, due 08/31/2007 (e)(f)(g)...............................................      240,625
                                                                                                                      -----------
                                                                                                                          959,000
                                                                                                                      -----------
MOTION PICTURES (1.7%)
    810,000  Alliance Atlantis Communications, Inc., 13.000%, due 12/15/2009 (g)....................................      895,050
                                                                                                                      -----------
NON-DEPOSITORY CREDIT INSTITUTIONS (1.5%)
    800,000  Terra Capital, Inc., 12.875%, due 10/15/2008 (g).......................................................      824,000
                                                                                                                      -----------
OIL AND GAS EXTRACTION (1.5%)
    495,000  Dynegy Holdings, 6.750%, due 12/15/2005................................................................      376,522
    640,000  Dynegy Holdings, 7.125%, due 05/15/2018................................................................      407,335
                                                                                                                      -----------
                                                                                                                          783,857
                                                                                                                      -----------
PAPER AND ALLIED PRODUCTS (3.1%)
    640,000  Abitibi Consolidated, Inc., 7.500%, due 04/01/2028 (g).................................................      547,348
    665,000  Buckeye Technologies, Inc., 8.500%, due 12/15/2005.....................................................      601,825
    495,000  Mail-Well, Inc., 9.625%, due 03/15/2012, (b) Cost--$495,000; Acquired--03/08/2002......................      499,950
                                                                                                                      -----------
                                                                                                                        1,649,123
                                                                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

                                                              2002 Annual Report
================================================================================

                          CONSECO STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002

   SHARES OR
PRINCIPAL AMOUNT                                                                                                          VALUE
----------------                                                                                                      ------------
PERSONAL SERVICES (6.0%)

 $1,050,000  Senior Housing Trust, 8.625%, due 01/15/2012 (g).......................................................  $ 1,086,750
    970,000  Service Corp. International, 6.000%, due 12/15/2005 (g)................................................      892,400
    345,000  Service Corp. International, 6.500%, due 03/15/2008 ...................................................      308,775
    800,000  Stewart Enterprises, Inc., 10.750%, due 07/01/2008 (g).................................................      888,000
                                                                                                                      -----------
                                                                                                                        3,175,925
                                                                                                                      -----------
PIPELINES--NATURAL GAS AND PETROLEUM (2.9%)
    640,000  Transcontinental Gas Pipe Corp., 6.125%, due 01/15/2005................................................      610,522
    950,000  Transcontinental Gas Pipe Corp., 8.875%, due 07/15/2012, (b) Cost--$926,963; Acquired--06/28/2002......      926,963
                                                                                                                      -----------
                                                                                                                        1,537,485
                                                                                                                      -----------
PLASTICS, RESINS, AND ELASTOMERS (1.0%)
    650,000  Millenium America, Inc., 7.625%, due 11/15/2026 (g)....................................................      536,250
                                                                                                                      -----------
PRIMARY METAL INDUSTRIES (4.2%)
    585,000  Kaiser Aluminum Corp., 12.750%, due 02/01/2003 (e)(f)..................................................      108,225
    925,000  NS Group, Inc., 13.500%, due 07/15/2003................................................................      933,094
    850,000  Osprey Trust, 8.310%, due 01/15/2003, (b) Cost--$235,000; Acquired--11/21/2001 and 11/28/2001 (e)(f)...      176,375
    960,000  Phelps Dodge Corp., 9.500%, due 06/01/2031 (g).........................................................      989,327
                                                                                                                      -----------
                                                                                                                        2,207,021
                                                                                                                      -----------
RADIOTELEPHONE COMMUNICATIONS (1.7%)
    550,000  Alamosa Delaware, Inc., 13.625%, due 08/15/2011........................................................      167,750
  1,510,000  Nextel Communications, STEP (c) 0.000%/9.950%, due 02/15/2008 (g)......................................      728,575
                                                                                                                      -----------
                                                                                                                          896,325
                                                                                                                      -----------
RAILROAD TRANSPORTATION (1.1%)
    605,000  TFM SA de CV, 11.750%, due 06/15/2009..................................................................      570,212
                                                                                                                      -----------
REAL ESTATE (6.4%)
    875,000  JDN Realty Corp., 6.950%, due 08/01/2007 (g)...........................................................      760,983
  1,080,000  RFS Partnership, 9.750%, due 03/01/2012, (b) Cost--$1,080,000; Acquired--02/21/2002 (g)................    1,096,200
  2,000,000  Sunterra Corp., 9.750%, due 10/01/2007 (e)(f)..........................................................      610,000
    920,000  Ventas Realty, 9.000%, due 05/01/2012, (b) Cost--$920,000; Acquired--04/12/2002 (g)....................      947,600
                                                                                                                      -----------
                                                                                                                        3,414,783
                                                                                                                      -----------
SPORTING AND ATHLETIC GOODS (1.4%)
    720,000  Hockey Co., 11.250%, due 04/15/2009, (b) Cost--$711,403; Acquired--03/26/2002 (g)......................      723,600
                                                                                                                      -----------
STONE, CLAY, GLASS, AND CONCRETE PRODUCTS (1.5%)
    820,000  Owens-Brockway Glass, 8.875%, due 02/15/2009, (b) Cost--$820,000; Acquired--01/16/2002 (g).............      824,100
                                                                                                                      -----------
SURGICAL, MEDICAL, AND DENTAL INSTRUMENTS (0.5%)
    490,000  Hudson Respiratory Care, Inc., 9.125%, due 04/15/2008..................................................      247,450
                                                                                                                      -----------
TELEPHONE COMMUNICATIONS, EXCEPT RADIOTELEPHONE (5.2%)
  1,190,000  Airgate PCS, Inc., STEP (c) 0.000%/13.500%, due 10/01/2009.............................................      243,950
    980,000  Allegiance Telecom, Inc., Series B, STEP (c) 0.000%/11.750%, due 02/15/2008............................      112,700
    640,000  Fairpoint Communications, 12.500%, due 05/01/2010 (g)..................................................      611,200
    515,000  Intermedia Communications, Series B, 8.600%, due 06/01/2008 (e)........................................      157,075

   The accompanying notes are an integral part of these financial statements.

================================================================================

                          CONSECO STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002

   SHARES OR
PRINCIPAL AMOUNT                                                                                                          VALUE
----------------                                                                                                      ------------
TELEPHONE COMMUNICATIONS, EXCEPT RADIOTELEPHONE (CONTINUED)
 $  340,000  Madison River Capital LLC, 13.250%, due 03/01/2010.....................................................  $   273,700
    960,000  XO Communications, Inc., 10.750%, due 11/15/2008 (e)(f)................................................       28,800
    760,000  Sprint Capital Corp., 6.875%, due 11/15/2028 (g).......................................................      476,768
    960,000  US West Capital Funding, 6.875%, due 07/15/2028 (g)....................................................      494,400
    995,000  Worldcom, Inc., 6.400%, due 08/15/2005 (e)(f)..........................................................      154,225
  1,320,000  Worldcom, Inc., 6.950%, due 08/15/2028 (e)(f)..........................................................      204,600
                                                                                                                      -----------
                                                                                                                        2,757,418
                                                                                                                      -----------
TELEVISION BROADCASTING STATIONS (1.9%)
  1,025,000  Canwest Media, Inc., 10.625%, due 05/15/2011 (g).......................................................    1,025,000
                                                                                                                      -----------
TEXTILE-MILL PRODUCTS (1.2%)
    640,000  Russell Corp., 9.250%, due 05/01/2010, (b) Cost--$640,000; Acquired--04/11/2002 (g)....................      662,400
                                                                                                                      -----------
TRANSPORTATION BY AIR (3.3%)
    150,000  Amtran, Inc., 10.500%, due 08/01/2004..................................................................      108,750
    750,000  Amtran, Inc., 9.625%, due 12/15/2005...................................................................      521,250
    575,000  Delta Airlines, 8.300%, due 12/15/2029 (g).............................................................      459,397
  1,030,000  US Airways, Inc., 9.820%, due 01/01/2013 (e)(f)(g).....................................................      690,579
                                                                                                                      -----------
                                                                                                                        1,779,976
                                                                                                                      -----------
WATER TRANSPORTATION (2.5%)
  1,515,000  P & O Princess Cruises, 7.875%, due 06/01/2027 (g).....................................................    1,307,428
                                                                                                                      -----------
WHOLESALE TRADE--DURABLE GOODS (1.4%)
  1,000,000  Dana Corp., 7.000%, due 03/01/2029 (g).................................................................      735,000
                                                                                                                      -----------
WHOLESALE TRADE--NON-DURABLE GOODS (2.5%)
    950,000  Dimon, Inc., Series B, 9.625%, due 10/15/2011 (g)......................................................      999,875
    440,000  Royster-Clark, Inc., 10.250%, due 04/01/2009...........................................................      310,200
                                                                                                                      -----------
                                                                                                                        1,310,075
                                                                                                                      -----------
           TOTAL CORPORATE BONDS (COST $81,041,428).................................................................   70,779,212
                                                                                                                      -----------
COMMON STOCK (0.0%) (A)

CABLE AND OTHER PAY TELEVISION SERVICES (0.0%)
      6,000  Classic Communications, Inc. (f).......................................................................           90
                                                                                                                      -----------
           TOTAL COMMON STOCK (COST $0).............................................................................           90
                                                                                                                      -----------
PREFERRED STOCK (4.5%) (A)

CABLE AND OTHER PAY TELEVISION SERVICES (0.8%)
      6,250  CSC Holdings, Inc......................................................................................      401,562
                                                                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

                                                              2002 Annual Report
================================================================================

                          CONSECO STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002

   SHARES OR
PRINCIPAL AMOUNT                                                                                                          VALUE
----------------                                                                                                      ------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY (2.2%)
      2,365  Crown Castle International Corp, PIK (d), 12.750%......................................................  $ 1,182,381
                                                                                                                      -----------
RADIOTELEPHONE COMMUNICATIONS (1.5%)
      1,909  Nextel Communications, Inc. Series D, PIK (d), 13.000%.................................................      558,383
      1,185  Rural Cellular Corp., Series B, PIK (d), 11.375%.......................................................      228,112
                                                                                                                      -----------
                                                                                                                          786,495
                                                                                                                      -----------
TELEPHONE COMMUNICATIONS, EXCEPT RADIOTELEPHONE (0.0%)
          1  Intermedia Communications, Series B, PIK (d), 13.500% (g)..............................................           24
                                                                                                                      -----------
           TOTAL PREFERRED STOCK (COST $5,164,589)..................................................................    2,370,462
                                                                                                                      -----------
WARRANTS (0.0%) (A)

TEXTILE MILL PRODUCTS (0.0%)
     54,117  Tultex Corp., expire 04/15/2007........................................................................           54
     27,058  Tultex Corp., expire 04/15/2007........................................................................           27
                                                                                                                      -----------
                                                                                                                               81
                                                                                                                      -----------
           TOTAL WARRANTS (COST $0).................................................................................           81
                                                                                                                      -----------
UNITED STATES SHORT-TERM OBLIGATIONS (2.5%)
  1,357,416  Temporary Investment Fund, Inc.--Temp Cash Portfolio...................................................    1,357,416
                                                                                                                      -----------
           TOTAL SHORT-TERM INVESTMENTS (COST $1,357,416)...........................................................    1,357,416
                                                                                                                      -----------
           TOTAL INVESTMENTS (140.1%) (COST $87,563,433) (I)........................................................  $74,507,261
                                                                                                                      -----------
           LIABILITIES, LESS OTHER ASSETS (40.1%)...................................................................  (21,337,273)
                                                                                                                      -----------
           TOTAL NET ASSETS (100.0%)................................................................................  $53,169,988
                                                                                                                      ===========

(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications.
(b)  Restricted under Rule 144A of the Securities Act of 1933.
(c) STEP-- Bonds where the coupon increases or steps up at a predetermined rate.
(d)  PIK-- Payment in kind.
(e)  Security in default.
(f)  Non-income producing.
(g) All or a portion of these securities were included in a pledge account (see footnote 6).
(h)  Zero Coupon-- Bonds that make no interest payments.
(i) Aggregate cost for Federal income tax purposes is $87,886,968. The aggregate gross unrealized appreciation (depreciation) for Federal income tax purposes is as follows:

         Excess of market value over tax cost...................   $  1,911,538
         Excess of tax cost over market value...................    (15,291,245)
                                                                   ------------
                                                                   $(13,379,707)

   The accompanying notes are an integral part of these financial statements.

                          CONSECO STRATEGICINCOME FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2002

=================================================================================================================================
Assets:
      Investments at cost....................................................................................       $  87,563,433
---------------------------------------------------------------------------------------------------------------------------------
      Investments at value...................................................................................       $  74,507,261
      Receivable for securities sold.........................................................................           2,802,072
      Interest receivable....................................................................................           1,674,945
      Dividends receivable...................................................................................              17,383
      Other assets...........................................................................................              13,041
---------------------------------------------------------------------------------------------------------------------------------
          Total assets.......................................................................................          79,014,702
=================================================================================================================================

Liabilities and net assets:
      Payable to Conseco Inc. and subsidiaries...............................................................              66,461
      Accrued expenses.......................................................................................              26,591
      Distribution payable...................................................................................             389,541
      Interest payable.......................................................................................              48,300
      Payables for securities purchased......................................................................           2,264,627
      Line of credit payable.................................................................................          23,049,194
---------------------------------------------------------------------------------------------------------------------------------
          Total liabilities..................................................................................          25,844,714
---------------------------------------------------------------------------------------------------------------------------------
          Net assets.........................................................................................       $  53,169,988
=================================================================================================================================
Net assets consist of:
      Capital stock, $0.001 par value (unlimited shares of beneficial interest authorized)...................       $       6,810
      Paid-in capital........................................................................................         100,943,188
      Distributions in excess of net investment income.......................................................             (13,390)
      Accumulated net realized loss on investments...........................................................         (34,710,448)
      Net unrealized depreciation on investments.............................................................         (13,056,172)
---------------------------------------------------------------------------------------------------------------------------------
          Net assets.........................................................................................       $  53,169,988
=================================================================================================================================

Shares outstanding...........................................................................................           6,810,161
Net asset value per share....................................................................................       $        7.81
=================================================================================================================================

   The accompanying notes are an integral part of these financial statements.

                                                              2002 Annual Report
================================================================================

                          CONSECO STRATEGICINCOME FUND
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2002

=================================================================================================================================
Investment income:
      Interest...............................................................................................          $8,165,899
      Dividends..............................................................................................             452,203
      Litigation income......................................................................................             114,153
---------------------------------------------------------------------------------------------------------------------------------
          Total investment income............................................................................           8,732,255
=================================================================================================================================
Expenses:
      Investment advisory fees...............................................................................             746,206
      Administration fees....................................................................................              90,002
      Shareholders service fees..............................................................................              82,913
      Trustees' fees.........................................................................................              69,499
      Audit fees.............................................................................................              55,750
      Transfer agent fees....................................................................................              42,359
      Registration and filing fees...........................................................................              25,127
      Custodian fees.........................................................................................              18,461
      Reports-- printing.....................................................................................              11,131
      Legal fees.............................................................................................               5,685
      Other..................................................................................................              10,001
---------------------------------------------------------------------------------------------------------------------------------
          Total expenses before interest expense.............................................................           1,157,134
=================================================================================================================================
      Interest expense.......................................................................................             713,565
---------------------------------------------------------------------------------------------------------------------------------
          Total expenses.....................................................................................           1,870,699
---------------------------------------------------------------------------------------------------------------------------------
          Net investment income..............................................................................           6,861,556
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized losses on investments:
          Net realized losses on sales of investments........................................................          (5,487,701)
          Net change in unrealized appreciation or depreciation of investments...............................          (4,519,182)
---------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized losses on investments......................................................         (10,006,883)
---------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from operations...................................................................        $ (3,145,327)
=================================================================================================================================

   The accompanying notes are an integral part of these financial statements.

================================================================================

                          CONSECO STRATEGIC INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    FOR THE           FOR THE
                                                                                                  YEAR ENDED         YEAR ENDED
                                                                                                 JUNE 30, 2002      JUNE 30, 2001
=================================================================================================================================
Operations:
      Net investment income................................................................      $  6,861,556        $  7,472,151
      Net realized losses on sales of investments..........................................        (5,487,701)        (15,723,439)
      Net change in unrealized appreciation or depreciation of investments.................        (4,519,182)          3,011,984
---------------------------------------------------------------------------------------------------------------------------------
          Net decrease from operations.....................................................        (3,145,327)         (5,239,304)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
      Net investment income................................................................        (6,876,164)         (7,359,404)
---------------------------------------------------------------------------------------------------------------------------------
          Net decrease from distributions..................................................        (6,876,164)         (7,359,404)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
      Reinvestment of distributions
          (including $10,220 and $9,761 paid to Conseco, Inc., respectively)...............           438,450              97,167
---------------------------------------------------------------------------------------------------------------------------------
          Net increase from capital share transactions.....................................           438,450              97,167
---------------------------------------------------------------------------------------------------------------------------------
          Total decrease in net assets.....................................................        (9,583,041)        (12,501,541)
---------------------------------------------------------------------------------------------------------------------------------
Net assets:
      Beginning of year....................................................................        62,753,029          75,254,570
      End of year .........................................................................      $ 53,169,988        $ 62,753,029
---------------------------------------------------------------------------------------------------------------------------------
Share data:
      Reinvestment of distributions........................................................            49,124               9,434
---------------------------------------------------------------------------------------------------------------------------------
          Net increase.....................................................................            49,124               9,434
---------------------------------------------------------------------------------------------------------------------------------
Shares outstanding:
      Beginning of year....................................................................         6,761,037           6,751,603
      End of year .........................................................................         6,810,161           6,761,037
=================================================================================================================================

   The accompanying notes are an integral part of these financial statements.

                                                              2002 Annual Report
================================================================================

                          CONSECO STRATEGIC INCOME FUND
                              FINANCIAL HIGHLIGHTS

                                                                                                                 FOR THE PERIOD
                                                       FOR THE               FOR THE            FOR THE         JULY 31, 1998(G)
                                                     YEAR ENDED            YEAR ENDED         YEAR ENDED             THROUGH
                                                    JUNE 30, 2002         JUNE 30, 2001      JUNE 30, 2000        JUNE 30, 1999
===================================================================================================================================
Net asset value per share,
      beginning of period .....................          $9.28               $11.15              $13.04              $14.88(a)
Income from investment operations (b):
      Net investment income....................           1.01                 1.11                1.40                1.29
      Net realized losses and change in
          unrealized appreciation or
          depreciation on investments..........          (1.47)               (1.89)              (1.87)              (1.84)
-----------------------------------------------------------------------------------------------------------------------------------
          Total loss from investment
          operations...........................          (0.46)               (0.78)              (0.47)              (0.55)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
      Net investment income....................          (1.01)               (1.09)              (1.42)              (1.29)
-----------------------------------------------------------------------------------------------------------------------------------
          Total distributions..................          (1.01)               (1.09)              (1.42)              (1.29)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period.......          $7.81                $9.28              $11.15              $13.04
===================================================================================================================================
Per share market value, end of period..........        $7.8200              $9.5100            $10.3125            $12.9375
===================================================================================================================================
Total return (c) (d)...........................          (7.60%)               3.39%              (9.44%)             (5.06%)
===================================================================================================================================
Ratios/supplemental data:
      Net assets (dollars in thousands),
          end of period........................        $53,170              $62,753             $75,255             $87,825
      Ratio of expenses to average
          net assets (e) ......................           3.13%                4.04%               3.80%               2.74%
      Ratio of operating expenses to average
          net assets (f) (e)...................           1.93%                1.80%               1.64%               1.59%
      Ratio of net investment income to
          average net assets (e) ..............          11.47%               10.95%              11.48%              10.24%
      Portfolio turnover (d)...................         247.73%              213.80%             118.92%             129.87%

----------
(a) Initial public offering price of $15.00 per share less offering costs of $0.12 per share.
(b) Per share amounts presented are based on an average of monthly shares outstanding throughout the period indicated.
(c) Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported except for the period ended June 30, 1999, total return is based on a beginning of period price of $14.88 (initial offering price of $15.00 less offering costs of $0.12 per share). Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
(d) Not annualized for periods of less than one year.
(e) Annualized for periods of less than one year.
(f) Excluding interest expense.
(g) Commencement of operations.

   The accompanying notes are an integral part of these financial statements.

================================================================================

                          CONSECO STRATEGICINCOME FUND
                             STATEMENT OF CASH FLOWS

                                                                                              FOR THE                FOR THE
                                                                                            YEAR ENDED             YEAR ENDED
                                                                                           JUNE 30, 2002          JUNE 30, 2001
===================================================================================================================================
CASH FLOWS FROM OPERATING ACTIVITIES:
      Investment income..............................................................       $  7,327,093           $  9,119,231
      Interest expense paid..........................................................           (756,421)            (1,747,719)
      Operating expenses paid........................................................         (1,156,115)            (1,260,687)
-------------------------------------------------------------------------------------------------------------------------------
          Net cash provided by operating activities..................................          5,414,557              6,110,825
-------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
      Proceeds from sales of investments.............................................        198,862,836            186,158,923
      Purchases of investments.......................................................       (196,070,252)          (187,124,322)
      Net decrease (increase) in short-term investments..............................         (1,347,576)             2,071,144
-------------------------------------------------------------------------------------------------------------------------------
          Net cash provided by investing activities..................................          1,445,008              1,105,745
-------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Cash distributions paid (net of reinvestment of $438,450
          and $97,167 respectively)..................................................         (6,650,581)            (7,474,748)
      Net increase in loans outstanding..............................................                 --                 49,194
-------------------------------------------------------------------------------------------------------------------------------
          Net cash used for financing activities.....................................         (6,650,581)            (7,425,554)
-------------------------------------------------------------------------------------------------------------------------------
          Net increase (decrease) in cash............................................            208,984               (208,984)
          Cash at beginning of year..................................................           (208,984)                    --
-------------------------------------------------------------------------------------------------------------------------------
          Cash at end of year........................................................       $         --           $   (208,984)
===============================================================================================================================
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH USED BY OPERATING ACTIVITIES:
      Net investment income..........................................................       $  6,861,556           $  7,472,151
      Net decrease in interest and dividends receivable..............................            425,800                248,903
      Net decrease (increase) in other assets........................................                475                 (4,711)
      Net (decrease) in payable to Conseco, Inc and subsidiaries.....................             (5,665)                (9,190)
      Net increase (decrease) in accrued expenses....................................              6,208                (21,662)
      Net (decrease) in interest payable.............................................            (42,856)              (213,352)
      Payment in kind bonds..........................................................           (412,945)                    --
      Accretion and amortization of discounts and premiums...........................         (1,418,016)            (1,361,314)
-------------------------------------------------------------------------------------------------------------------------------
          Net cash provided by operating activities..................................       $  5,414,557           $  6,110,825
===============================================================================================================================

   The accompanying notes are an integral part of these financial statements.

                                                              2002 Annual Report
================================================================================

                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2002

1. ORGANIZATION

   The Conseco Strategic Income Fund (the "Fund") was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998, and commenced operations on July 31, 1998. The Fund is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a closed-end, non-diversified management investment company. At June 30, 2002, Conseco owned 10,420 shares of the Fund's common stock. Conseco is a publicly owned financial services company that develops, markets, and administers insurance, investment and lending products.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION, TRANSACTIONS,
AND RELATED INVESTMENT INCOME

   Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. The Fund did not hold any investments which are restricted as to resale, except bonds with a cost of $15,158,059 and a market value of $15,250,379, all of which are eligible for resale under Rule 144A of the Securities Act of 1933. These securities represent 28.68% of the net assets of the Fund. These securities may be resold to qualified institutional buyers in transactions exempt from registration.

   Investments are stated at market value in the accompanying financial statements. Fixed income and other securities traded in the over-the-counter market are provided by third-party pricing services. Securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Fund securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Board of Trustees. Debt securities purchased with maturities of sixty days or less are valued at amortized cost.

   Investments held by the Fund may be purchased with accrued interest, and the investments owned by the Fund will accrue interest during the period the investment is owned by the Fund. If an investment owned by the Fund experiences a default and has accrued interest from purchase or has recorded accrued interest during the period it is owned, the Fund's policy is to cease interest accruals from the time the investments are traded as "flat" in the market. The Fund evaluates the collectibility of purchased accrued interest and previously recorded interest on an investment-by-investment basis.

DISTRIBUTION OF INCOME AND GAINS

   The Fund intends to distribute monthly to shareholders substantially all of its net investment income and to distribute, at least annually, any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). However, the Board of Trustees may decide to declare dividends at other intervals.

FEDERAL INCOME TAXES

   For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

   The tax character of distributions paid during the year ended June 30, 2002 included ordinary income totaling $7,089,031.

   At June 30, 2002, the components of net assets (excluding paid in capital) on a tax basis included currently distributable ordinary income of $555,905.

   At June 30, 2002, the Fund had a total capital loss carryover of $30,313,911 which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. The capital loss carryover of $990,224 will expire in 2007, $6,647,128 will expire in 2008, $17,308,696 in 2009 and $5,367,863 in 2010. The Fund's realized capital losses incurred after October 31, 2001, through June 30, 2002, are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such realized capital losses of approximately $4,073,003.

EXPENSES

   The Fund pays expenses of Trustees who are not affiliated persons of the Fund or Conseco Capital Management, Inc. (the "Adviser" and "Administrator"), a wholly-owned subsidiary of Conseco. The Fund pays each of its Trustees who is not a Trustee, officer or employee of the Adviser, the Administrator or any affiliate thereof an annual fee of $7,500 plus $1,500 for each Board of Trustees meeting attended. The Board Chairman receives an additional $375 for each meeting attended. The Fund reimburses all Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

USE OF ESTIMATES

   The  preparation  of  financial  statements  in  conformity  with  accounting
principles   generally  accepted  in  the  United  States

================================================================================

                                  JUNE 30, 2002

of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, as of the date of the financial statements, and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

   The Adviser serves as the Investment Manager and Administrator to the Fund under the terms of the Investment Management Agreement. The Adviser supervises the Fund's management and investment program, performs a variety of services in connection with management and operation of the Fund and pays all compensation of officers and Trustees of the Fund who are affiliated persons of the Adviser or the Fund. As compensation for its services to the Fund, the Fund has agreed to pay the Adviser a monthly investment management and administration fee equal to an annual rate of 0.90 percent of the value of the average weekly value of the total assets of the Fund less the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the "Managed Assets"). The total fees incurred for such services for the year ended June 30, 2002 were $746,206.

SHAREHOLDER SERVICING AGREEMENT

   Conseco Services, LLC, a wholly-owned subsidiary of Conseco, acts as the Shareholder Servicing Agent to the Fund under the Shareholder Service Agreement. As compensation for its services, the Fund has agreed to pay Conseco Services, LLC a monthly shareholder servicing fee equal to an annual rate of 0.10 percent of the Managed Assets. The total fees incurred for such services for the year ended June 30, 2002 were $82,913.

4. ADMINISTRATION AGREEMENT

   The Fund contracted for certain administration services with PFPC, Inc. ("PFPC"). For its services, PFPC receives a monthly fee equal to an annual rate of 0.105 percent of the first $250 million of average weekly net assets; 0.080 percent of the next $250 million of average weekly net assets; 0.055 percent of the next $250 million of average weekly net assets; and 0.035 percent of average weekly net assets in excess of $750 million, subject to a minimum monthly charge. The total fees incurred for such services for the year ended June 30, 2002 were $90,002.

5. PORTFOLIO ACTIVITY

   Purchases  and  sales  of  securities   other  than  short-term   obligations
aggregated $194,584,083 and $199,700,790, respectively, for the year ended June 30, 2002.

6. INDEBTEDNESS

   The Fund expects to utilize financial leverage through borrowings, including the issuance of debt securities, preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for the shareholders, including the likelihood of greater volatility of net asset value and market price of the shares, and the risk of fluctuations in interest rates on borrowings.

LOAN AGREEMENT

   The Fund entered into a secured Loan and Pledge Agreement with Custodial Trust Company (the "Agreement") on October 4, 2000. The Agreement is callable on demand. Under the Agreement, the aggregate amount of the loans outstanding may not exceed 331/3 percent of total assets (including the amount obtained through leverage). Borrowings bear interest at the Federal Funds Rate plus a margin of
0.75 percent. Interest payments are made monthly. Advances made under the Agreement are due and payable on demand. The Fund shall maintain a pledge account which gives the Custodial Trust Company as pledgee effective control over the Fund assets with a collateral value greater than the sum of the outstanding aggregate principal amount of the loans and the interest accrued thereon. The Fund is required to maintain asset coverage, as defined in the Agreement, of at least 3:1. Portfolio securities with an aggregate value of $45,940,140 were included in the pledge account at June 30, 2002. The Fund was in compliance with the terms of the agreement at June 30, 2002.

   Borrowings at June 30, 2002 totaled $23 million and the interest rate on such borrowings was 2.69 percent.

Average daily balance of loans outstanding
  during the year ended June 30, 2002.......        $23,049,194
Weighted average interest rate
  for the period............................               3.10%

Maximum amount of loans outstanding
  at any month-end during the
  year ended June 30, 2002..................        $23,049,194
Percentage of total assets
  at June 30, 2002..........................              29.17%

Amount of loans outstanding
  at June 30, 2002..........................        $23,049,194
Percentage of total assets
  at June 30, 2002..........................              29.17%

                                                              2002 Annual Report
================================================================================

AUTOMATIC DIVIDEND REINVESTMENT PLAN (UNAUDITED)

   Pursuant to the Fund's Automatic Dividend Reinvest Plan (the "DRIP"), unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested in additional shares by PFPC, Inc. ("PFPC"), as agent for shareholders in administering the DRIP (the "DRIP Agent"). Shareholders who elect not to participate in the DRIP will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC as dividend disbursing agent. DRIP participants may elect not to participate in the DRIP and to receive all dividends and capital gain distributions in cash by sending written instructions to PFPC, as dividend disbursing agent, at the address set forth below. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the DRIP Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

   Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as "dividends") payable either in shares or in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in shares. The shares will be acquired by the DRIP Agent or an independent broker-dealer for the participants' accounts, depending upon the circumstances described below, either: (i) through receipt of additional unissued but authorized shares from the Fund ("newly issued shares"); or (ii) by purchase of outstanding shares on the open market ("open market purchases") on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the DRIP Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value thereof (such condition being referred to herein as "market discount"), the DRIP Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

   In the event of a market discount on the dividend payment date, the DRIP Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but no more than 30 days after the dividend payment date, to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the DRIP Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the DRIP Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the DRIP Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the market discount shifts to a market premium.

   The DRIP Agent maintains all shareholders' accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each DRIP participant will be held on his or her behalf by the DRIP Agent on behalf of the DRIP participant, and each shareholder proxy will include those shares purchased or received pursuant to the DRIP. The DRIP Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the DRIP in accordance with the instructions of the participants.

   In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the DRIP.

   There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the DRIP Agents open-market purchases in connection with the reinvestment of dividends.

   The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on the dividends.

   Shareholders  participating in the DRIP may receive benefits not available to
shareholders  not   participating  in  the  DRIP.

   If the market price (plus commissions) of the Fund's shares is above their net asset value, participants of the DRIP will

================================================================================
receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price (plus commissions) is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

   Experience under the DRIP may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants in the DRIP, however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

   All correspondence concerning the DRIP should be directed to the DRIP Agent at PFPC, Inc., PO Box 43027, Providence, RI 02940-3027.

                                                              2002 Annual Report
================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of the Conseco Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Conseco Strategic Income Fund (the "Fund") at June 30, 2002, the results of its operations, the changes in its net assets, the results of its cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Indianapolis, Indiana
August 19, 2002

===================================================================================================================================

   NAME, ADDRESS                       POSITION HELD                               PRINCIPAL OCCUPATION(S)
      AND AGE                           WITH TRUST                                   DURING PAST 5 YEARS
   -------------                       ------------                                 ---------------------
William P. Daves, Jr. (76)          Chairman of the           Consultant to insurance and healthcare industries. Director,
11825 N. Pennsylvania St.           Board, Trustee            Chairman and Chief Executive Officer, FFG Insurance Co.
Carmel, IN 46032                    Since July 1998           Chairman of the Board and Trustee of other mutual funds
managed by the Adviser.


Maxwell E. Bublitz* (46)            President and             Chartered Financial Analyst. CEO, President and Director,
11825 N. Pennsylvania St.           Trustee                   Adviser. Senior Vice President, Investments of Conseco, Inc.
Carmel, IN 46032                    Since July 1998           President and Trustee of other mutual funds managed by the Adviser.


Gregory J. Hahn* (41)               Vice President for        Chartered Financial Analyst. Senior Vice President, Adviser.
11825 N. Pennsylvania St.           Investments and           Trustee and portfolio manager of other mutual funds managed
Carmel, IN 46032                    Trustee                   by the Adviser.
                                    Since July 1998

Harold W. Hartley (78)              Trustee                   Chartered Financial Analyst. Director, Ennis Business Forms,
11825 N. Pennsylvania St.           Since July 1998           Inc. Retired, Executive Vice President, Tenneco Financial
Carmel, IN 46032                                              Services, Inc. Trustee of other mutual funds managed by the Adviser.

Dr. R. Jan LeCroy (70)              Trustee                   Director, Southwest Securities Group, Inc. Retired, President,
11825 N. Pennsylvania St.           Since July 1998           Dallas Citizens Council. Trustee of other mutual funds managed
Carmel, IN 46032                                              by the Adviser.


Dr. Jess H. Parrish (74)            Trustee                   Higher Education Consultant. Former President, Midland
11825 N. Pennsylvania St.           Since July 1998           College Trustee of other mutual funds managed by the Adviser.
Carmel, IN 46032


David N. Walthall (56)              Trustee                   Principal, Walthall Asset Management. Former President,
11825 N. Pennsylvania St.           Since December 1998       Chief Executive Officer and Director of Lyrick Corporation.
Carmel, IN 46032                                              Formerly, President and CEO, Heritage Media Corporation. Formerly,
                                                              Director, Eagle National Bank. Trustee of other mutual funds managed by the Adviser.

----------

* The Trustee so indicated is an "interested person," as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

  All Trustees oversee the 18 Portfolios that make up the total fund complex including Conseco Strategic Income Fund, Conseco Fund Group, Conseco Series Trust and Conseco StockCar Stocks Mutual Fund, Inc.

  Each Trustee serves until the expiration of the term of his designated class and until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund's by-laws or charter or statute.

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

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

================================================================================


INVESTMENT ADVISER
   Conseco Capital Management, Inc.
   Carmel, IN

TRANSFER AGENT
   PFPC, Inc.
   Wilmington, DE

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   Indianapolis, IN

CUSTODIAN
   PFPC Trust Company
   Philadelphia, PA

LEGAL COUNSEL
   Kirkpatrick & Lockhart LLP
   Washington, DC

                          CONSECO STRATEGIC INCOME FUND
                11815 North Pennsylvania Street, Carmel, IN 46032
                                  800-852-4750